UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 18, 2003

Medical Technology Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-16594	59-2740462

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

12920 Automobile Boulevard, Clearwater, Florida 33762

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:   (727)576-6311

N/A

(Former name or former address, if changed since last report)

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

                  (c)      Exhibits.

                  The following exhibit is furnished pursuant to Item 9 of this Report and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section:

EXHIBIT	DESCRIPTION

99.1	Press Release of Medical Technology Systems, Inc., dated June 18, 2003

Item 9.     Regulation FD Disclosure.

                 The information furnished under this “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition” in accordance with interim guidance issued by the Securities and Exchange Commission in release No. 33-8216.

                  On June 18, 2003, Medical Technology Systems, Inc. issued a press release announcing its results of operations for the fourth quarter and the fiscal year ended March 31, 2003.  A copy of the press release is furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Medical Technology Systems, Inc.

(Registrant)

Date: June 18, 2003	By:	/s/ Michael P. Conroy
Michael P. Conroy
Vice President and Chief Financial Officer